CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION   7/26/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Investor Properties (Aggregate Collateral)

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 20.1% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	410
Total Outstanding Loan Balance	$47,131,874*	Min	Max
Average Loan Current Balance	$114,956	$13,111	$617,600
Weighted Average Original LTV	81.3%**
Weighted Average Coupon	7.78%	5.00%	13.69%
Arm Weighted Average Coupon	7.72%
Fixed Weighted Average Coupon	8.09%
Weighted Average Margin	6.37%	3.25%	9.13%
Weighted Average FICO (Non-Zero)	659
Weighted Average Age (Months)	3
% First Liens	99.4%
% Second Liens	0.6%
% Arms	83.7%
% Fixed	16.3%
% of Loans with Mortgage Insurance	0.1%

*

Approximately 5.9% of the total [$800,000,100] collateral shall consist of investor properties.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	1	85,031	0.2	5.00	69.1	685
5.51 - 6.00	3	316,068	0.7	5.88	73.0	674
6.01 - 6.50	19	3,064,701	6.5	6.25	70.8	677
6.51 - 7.00	49	8,544,549	18.1	6.82	78.3	682
7.01 - 7.50	52	5,958,606	12.6	7.28	81.0	659
7.51 - 8.00	89	10,755,771	22.8	7.77	84.2	671
8.01 - 8.50	88	9,392,660	19.9	8.26	84.2	648
8.51 - 9.00	60	5,483,468	11.6	8.77	82.8	634
9.01 - 9.50	24	2,362,837	5.0	9.28	79.7	617
9.51 - 10.00	7	442,783	0.9	9.72	82.3	647
10.01 - 10.50	6	306,645	0.7	10.39	82.7	603
10.51 - 11.00	4	121,501	0.3	10.75	86.6	673
11.01 - 11.50	3	90,335	0.2	11.23	74.0	596
11.51 - 12.00	3	124,311	0.3	11.95	91.4	657
12.01 - 12.50	1	51,391	0.1	12.40	75.0	503
13.51 - 13.69	1	31,218	0.1	13.69	60.0	496
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
496 - 500	1	31,218	0.1	13.69	60.0	496
501 - 525	4	211,705	0.4	9.71	70.2	513
526 - 550	5	409,676	0.9	8.50	72.9	545
551 - 575	29	2,296,690	4.9	8.73	78.9	562
576 - 600	44	4,129,293	8.8	8.17	81.3	589
601 - 625	53	6,497,227	13.8	7.82	78.9	612
626 - 650	64	7,813,420	16.6	7.82	78.6	638
651 - 675	64	7,428,838	15.8	7.78	85.1	662
676 - 700	62	7,951,053	16.9	7.39	82.8	691
701 - 725	28	4,268,940	9.1	7.68	80.7	710
726 - 750	29	3,166,894	6.7	7.37	82.0	738
751 - 775	15	1,878,947	4.0	7.67	87.4	764
776 - 800	8	707,671	1.5	7.72	77.4	788
801 - 816	4	340,302	0.7	7.12	83.2	806
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
13,111 - 50,000	58	2,399,860	5.1	8.78	79.5	646
50,001 - 100,000	203	13,108,252	27.8	8.04	82.5	649
100,001 - 150,000	57	7,126,187	15.1	7.73	84.4	660
150,001 - 200,000	26	4,525,449	9.6	7.63	80.8	655
200,001 - 250,000	27	5,955,181	12.6	7.56	80.4	659
250,001 - 300,000	15	4,129,343	8.8	7.36	77.2	643
300,001 - 350,000	6	1,966,898	4.2	8.08	78.6	643
350,001 - 400,000	5	1,837,978	3.9	7.26	80.4	709
400,001 - 450,000	7	2,981,013	6.3	7.24	78.8	697
450,001 - 500,000	4	1,938,185	4.1	7.59	81.0	689
500,001 - 550,000	1	545,929	1.2	8.65	95.0	655
600,001 - 617,600	1	617,600	1.3	7.88	80.0	711
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
33.820 - 50.000	9	738,572	1.6	6.89	44.3	621
50.001 - 55.000	3	793,859	1.7	7.74	53.3	632
55.001 - 60.000	11	1,297,595	2.8	7.63	58.8	653
60.001 - 65.000	9	757,632	1.6	8.22	64.0	670
65.001 - 70.000	19	2,705,536	5.7	7.39	69.0	662
70.001 - 75.000	41	4,353,044	9.2	7.68	74.2	619
75.001 - 80.000	105	13,976,544	29.7	7.55	79.7	669
80.001 - 85.000	39	5,194,581	11.0	7.82	84.9	653
85.001 - 90.000	155	15,133,302	32.1	8.00	90.0	663
90.001 - 95.000	18	2,155,027	4.6	8.53	95.0	687
95.001 - 100.000	1	26,184	0.1	8.38	100.0	802
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	122	15,368,486	32.6	7.84	81.6	656
1.00	16	2,530,405	5.4	7.73	79.8	685
2.00	176	20,952,590	44.5	7.75	82.4	663
3.00	93	8,103,375	17.2	7.73	78.6	651
5.00	3	177,018	0.4	8.12	73.9	596
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	271	28,056,899	59.5	7.68	83.1	656
Reduced	71	10,141,459	21.5	8.03	78.1	660
No Income/ No Asset	8	395,065	0.8	9.67	78.3	635
Stated Income / Stated Assets	60	8,538,452	18.1	7.71	79.4	672
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Investor	410	47,131,874	100.0	7.78	81.3	659
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	44	11,081,858	23.5	7.45	76.3	667
Nevada	17	2,609,255	5.5	7.75	82.5	668
Illinois	18	2,251,463	4.8	7.36	81.2	658
New Jersey	13	2,239,108	4.8	7.35	82.5	675
Florida	16	2,084,716	4.4	7.70	80.5	640
Ohio	30	2,001,554	4.2	8.06	82.5	621
Texas	28	1,835,406	3.9	8.17	83.5	643
New York	12	1,680,915	3.6	7.91	77.9	704
Washington	10	1,576,412	3.3	7.67	80.5	665
Indiana	28	1,562,243	3.3	8.13	86.4	682
Virginia	14	1,483,605	3.1	7.98	82.3	620
Tennessee	14	1,397,442	3.0	7.86	86.9	654
Michigan	23	1,300,442	2.8	8.43	81.6	639
Georgia	10	1,268,860	2.7	8.04	85.1	649
Colorado	9	1,250,840	2.7	8.02	85.1	664
Other	124	11,507,754	24.4	7.95	83.5	658
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	205	24,089,723	51.1	7.89	85.1	670
Refinance - Rate Term	19	1,894,383	4.0	7.39	76.6	649
Refinance - Cashout	186	21,147,768	44.9	7.68	77.5	648
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	292	38,183,112	81.0	7.72	82.1	661
Arm 3/27	13	1,134,432	2.4	7.58	75.0	644
Arm 5/25	2	124,404	0.3	7.35	59.7	606
Fixed - Balloon 15/30	8	312,840	0.7	11.10	92.1	658
Fixed Rate	95	7,377,086	15.7	7.96	78.4	653
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	283	28,358,358	60.2	7.89	82.5	655
3-4 Family	35	8,243,225	17.5	7.77	79.3	675
2 Family	51	4,830,743	10.2	7.58	77.9	657
PUD	21	3,011,308	6.4	7.43	79.1	643
Condo	20	2,688,240	5.7	7.39	84.1	679
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	17	3,294,811	8.4	7.34	83.5	703
4.01 - 4.50	6	624,590	1.6	7.04	78.7	627
4.51 - 5.00	10	1,371,664	3.5	6.80	77.0	711
5.01 - 5.50	10	1,801,561	4.6	6.50	70.0	662
5.51 - 6.00	65	6,833,115	17.3	7.26	82.2	674
6.01 - 6.50	38	4,722,616	12.0	7.68	82.7	647
6.51 - 7.00	54	7,113,112	18.0	7.73	82.8	656
7.01 - 7.50	56	8,507,200	21.6	8.05	81.3	661
7.51 - 8.00	31	3,506,472	8.9	8.52	84.3	628
8.01 - 8.50	9	682,752	1.7	9.09	84.2	643
8.51 - 9.00	10	890,546	2.3	9.46	84.7	604
9.01 - 9.13	1	93,510	0.2	9.63	90.0	612
Total:	307	39,441,948	100.0	7.72	81.8	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	5	760,191	1.9	9.50	65.3	648
4 - 6	2	43,004	0.1	11.40	68.9	615
16 - 18	2	190,210	0.5	6.85	80.0	624
19 - 21	78	8,971,135	22.7	7.64	80.5	650
22 - 24	205	28,218,573	71.5	7.70	83.0	666
31 - 33	5	377,621	1.0	7.53	66.7	617
34 - 36	8	756,811	1.9	7.61	79.2	657
37 - 59	2	124,404	0.3	7.35	59.7	606
Total:	307	39,441,948	100.0	7.72	81.8	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.95 - 11.50	10	1,977,689	5.0	6.56	75.8	689
11.51 - 12.00	14	3,074,143	7.8	7.00	79.1	666
12.01 - 12.50	17	2,442,291	6.2	6.81	80.3	694
12.51 - 13.00	35	6,414,388	16.3	7.17	79.6	688
13.01 - 13.50	37	4,562,061	11.6	7.53	82.4	653
13.51 - 14.00	61	7,028,063	17.8	7.70	84.4	666
14.01 - 14.50	67	7,567,196	19.2	8.31	84.1	644
14.51 - 15.00	44	3,905,241	9.9	8.47	83.2	634
15.01 - 15.50	7	443,502	1.1	9.22	85.5	625
15.51 - 16.00	6	836,056	2.1	8.91	83.7	626
16.01 - 16.50	6	1,061,175	2.7	9.41	73.5	610
16.51 - 17.00	1	55,472	0.1	9.63	65.0	793
17.01 - 17.50	1	44,781	0.1	10.25	80.0	537
18.01 - 18.80	1	29,893	0.1	11.80	80.0	655
Total:	307	39,441,948	100.0	7.72	81.8	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.30 - 4.50	6	624,590	1.6	7.04	78.7	627
4.51 - 5.50	13	1,991,018	5.0	6.43	74.3	704
5.51 - 6.00	23	3,186,191	8.1	7.00	81.0	673
6.01 - 6.50	31	3,962,496	10.0	7.44	80.7	660
6.51 - 7.00	52	8,720,725	22.1	7.31	80.8	657
7.01 - 7.50	47	5,258,669	13.3	7.73	79.8	642
7.51 - 8.00	52	6,904,894	17.5	7.94	83.7	672
8.01 - 8.50	42	5,090,363	12.9	8.29	86.1	671
8.51 - 9.00	23	2,030,270	5.1	8.84	83.0	651
9.01 - 9.50	11	1,270,320	3.2	9.35	85.7	606
9.51 - 10.00	3	199,087	0.5	9.72	81.8	657
10.01 - 10.50	3	173,431	0.4	10.43	77.2	572
11.51 - 11.80	1	29,893	0.1	11.80	80.0	655
Total:	307	39,441,948	100.0	7.72	81.8	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	8	1,505,923	3.8	7.59	85.3	686
2.00	47	3,316,942	8.4	7.71	80.1	671
3.00	246	33,291,170	84.4	7.69	82.2	659
5.00	2	543,539	1.4	9.25	61.9	635
7.00	4	784,374	2.0	7.87	78.7	668
Total:	307	39,441,948	100.0	7.72	81.8	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	297	37,336,508	94.7	7.70	81.6	660
1.50	10	2,105,441	5.3	7.92	85.2	664
Total:	307	39,441,948	100.0	7.72	81.8	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	368	37,643,432	79.9	7.84	80.9	652
24	1	135,150	0.3	6.73	85.0	611
36	1	159,992	0.3	6.72	43.2	627
60	34	7,811,500	16.6	7.61	84.2	692
120	6	1,381,800	2.9	7.12	79.5	697
Total:	410	47,131,874	100.0	7.78	81.3	659

  *     Note, for second liens, CLTV is employed in this calculation